                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-99072) of Arbor Software Corporation of our report dated April 22, 1996 appearing on page 21 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
June 24, 1996